CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Frank Bonsignore, the Interim President of the City National Rochdale Select Strategies Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended July 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 6, 2023

/s/ Frank Bonsignore
Frank Bonsignore
Interim President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Treasurer (Principal Financial and Accounting Officer and Controller) of the City National Rochdale Select Strategies Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended July 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 6, 2023

/s/ Andrew Metzger
Andrew Metzger
Treasurer (Principal Financial and Accounting Officer and Controller)